UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-7686

Western Asset Emerging Markets Income Fund Inc.
(Exact name of registrant as specified in charter)

620 Eight Avenue, 49th floor, New York,			NY 10018
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888) 777-0102

Date of fiscal year end:	May 31

Date of reporting period:	May 31, 2011

ITEM 1. REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

May 31, 2011

Annual Report

Western Asset Emerging Markets Income Fund Inc.

(EMD)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Western Asset Emerging Markets Income Fund Inc.

Fund objectives

The Fund’s primary investment objective is to seek high current income. As a secondary objective, the Fund seeks capital appreciation.

What’s inside

Letter from the chairman	II

Investment commentary	III

Fund overview	1

Fund at a glance	7

Spread duration	8

Effective duration	9

Schedule of investments	10

Statement of assets and liabilities	18

Statement of operations	19

Statements of changes in net assets	20

Financial highlights	21

Notes to financial statements	22

Report of independent registered public accounting firm	35

Additional information	36

Annual chief executive officer and chief financial officer certifications	42

Other shareholder communications regarding accounting matters	43

Dividend reinvestment plan	44

Important tax information	48

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Emerging Markets Income Fund Inc. for the twelve-month reporting period ended May 31, 2011. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/cef. Here you can gain immediate access to market and investment information, including:

•  Fund prices and performance,

•  Market insights and commentaries from our portfolio managers, and

•  A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

June 24, 2011

Western Asset Emerging Markets Income Fund Inc.	III

Investment commentary

Economic review

While economic indicators were somewhat mixed, the U.S. economy continued to expand over the twelve months ended May 31, 2011. Looking back, beginning with the fourth quarter of 2010, fears regarding moderating economic growth were replaced with optimism for a strengthening economy in 2011. However, toward the end of the reporting period, concerns regarding the sustainability of the economic recovery returned, negatively impacting some sectors of the equity and fixed-income markets. All told, investors who took on additional risk in their portfolios during the reporting period were generally rewarded.

Although the U.S. Department of Commerce continued to report positive U.S. gross domestic product (“GDP”)i growth, the expansion has been less robust than has been realized during most other periods exiting a severe recession. According to the Commerce Department, GDP growth was 3.7%, 1.7%, 2.6% and 3.1% during the first, second, third and fourth quarters of 2010, respectively. For calendar 2010 as a whole, the economy expanded 2.9%. The Commerce Department then reported that first quarter 2011 GDP growth was 1.9%. This moderation in growth during the first quarter was due to a variety of factors, including less robust export activity, a decline in government spending and a deceleration in consumer spending given rising oil and food prices.

Turning to the job market, while there were some periods of improvement during the reporting period, unemployment remained stubbornly high. After being 9.0% or higher since April 2009, the unemployment rate fell to 8.9% in February and 8.8% in March 2011. The job market then took two steps backward, as unemployment rose to 9.0% in April and 9.1% in May. Based on U.S. Department of Labor figures, the private sector — which represents roughly 70% of the total U.S. workforce — added only 83,000 jobs in May, the smallest amount since June 2010. As of the end of the reporting period, approximately 13.9 million Americans looking for work had yet to find a job, and roughly 45% of these individuals have been out of work for more than six months. In addition, while the Federal Reserve Board (“Fed”)ii believes that unemployment will decline, it projects that it will remain relatively high, between 7.5% and 8.0% at the end of 2012.

The long-ailing housing market continued to show signs of strain during the reporting period. Looking back, sales increased in the spring of 2010 largely due to the government’s $8,000 tax credit for first-time home buyers. This proved to be only a temporary boost, as sales subsequently weakened after the tax credit expired at the end of April. Existing-home sales did rebound somewhat toward the end of 2010 and in January 2011, as mortgage rates remained relatively low. However, according to the National Association of Realtors (“NAR”), existing-home sales then declined a sharp 8.9% in February. After a 3.5% increase in March, existing-home sales fell 1.8% and 3.8% in April and May, respectively. At the end of May, the inventory of unsold homes was a 9.3 month supply at the current sales level, versus a 9.0 month supply in April. Existing-home prices remained disappointingly low, with the NAR reporting that the median existing-home price for all housing types was $166,500 in May 2011, down 4.6% from May 2010.

IV	Western Asset Emerging Markets Income Fund Inc.

Investment commentary (cont’d)

Even the manufacturing sector, one of the stalwarts of the economy in recent years, softened at the end of the reporting period. Based on the Institute for Supply Management’s PMIiii, the manufacturing sector grew twenty-two consecutive months since it began expanding (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion) in August 2009. In January 2011, the manufacturing sector expanded at its fastest pace since May 2004, with a reading of 60.8 versus 58.5 for the previous month. Manufacturing activity remained strong during the next three months and was 60.4 in April. However, it then declined to 53.5 in May, the lowest reading in the past twelve months. This was attributed, in part, to supply disruptions triggered by the March earthquake and tsunami in Japan.

Outside of the U.S., economic news was largely dominated by the sovereign debt crisis in Europe, geopolitical events in the Middle East and Northern Africa (“MENA”), and the natural disasters in Japan. During the reporting period, Ireland joined Greece in requesting financial support from the European Union (“EU”) and International Monetary Fund (“IMF”), and Portugal also requested bailout funds. Political turmoil in the MENA region caused oil prices to rise above $100 a barrel in February 2011, the first such occurrence in roughly two years. This led to concerns that higher oil prices could temper economic growth in both developed and emerging market countries. The tragedy in Japan also impacted the global economy. The World Bank has projected damage in northeast Japan could reach $235 billion. Japan’s economy fell back into recession in the first quarter of 2011, with GDP contracting 0.9%. However, the World Bank stated, “As a result of the earthquake and tsunami, Japan’s real GDP growth will slow, but the slowdown will likely be temporary. Growth should start picking up after mid-2011 as reconstruction efforts get underway.”

Financial market overview

To a large extent, the financial markets were characterized by healthy investor risk appetite and solid results by stocks and lower-quality bonds. However, the financial markets experienced several periods of heightened volatility during the reporting period. The markets experienced sell-offs in mid-November 2010 and in mid-February, mid-March and May 2011. During those periods, investors tended to favor the relative safety of U.S. Treasury securities. However, these setbacks proved to be only temporary and risk aversion was generally replaced with solid demand for riskier assets.

Due to signs that certain areas of the economy were moderating early in the reporting period, the Fed took further actions to spur the economy. At its August 2010 meeting, the Fed announced an ongoing program that calls for using the proceeds from maturing agency debt and agency mortgage-backed securities to purchase longer-dated Treasury securities.

In addition, the Fed remained cautious throughout the reporting period given pockets of weakness in the economy. At its meeting in September 2010, the Fed said, “The Committee will continue to monitor the economic outlook and financial developments and is prepared to provide additional accommodation if needed to support the economic recovery. . . .” This led to speculation that the Fed may again move to purchase large amounts of agency and Treasury securities in an attempt to

Western Asset Emerging Markets Income Fund Inc.	V

avoid a double-dip recession and ward off deflation.

The Fed then took additional action in early November 2010. Citing that “the pace of recovery in output and employment continues to be slow,” the Fed announced another round of quantitative easing to help stimulate the economy, entailing the purchase of $600 billion of long-term U.S. Treasury securities by the end of the second quarter of 2011. This, coupled with its previously announced program to use the proceeds of maturing securities to purchase Treasuries, means the Fed could buy a total of $850 billion to $900 billion of Treasury securities by the end of June 2011.

At its meeting in June 2011, the Fed said, “Information received since the Federal Open Market Committee met in April indicates that the economic recovery is continuing at a moderate pace, though somewhat more slowly than the Committee had expected. . . . To promote the ongoing economic recovery and to help ensure that inflation, over time, is at levels consistent with its mandate, the Committee decided today to keep the target range for the federal funds rateiv at 0 to 1/4 percent. The Committee continues to anticipate that economic conditions — including low rates of resource utilization and a subdued outlook for inflation over the medium run — are likely to warrant exceptionally low levels for the federal funds rate for an extended period.” The Fed also announced that it will complete its $600 billion Treasury securities purchase program at the end of June.

Given the economic challenges in the Eurozone, the European Central Bank (“ECB”) kept interest rates at 1.00% during most of the reporting period. However, in early April 2011, the ECB raised interest rates from 1.00% to 1.25% — the first rate hike since July 2008. The ECB then held rates steady in May. In other developed countries, the Bank of England kept rates on hold at 0.5% during the period, as did Japan at a range of zero to 0.1%, the lowest level since 2006. Elsewhere, a number of emerging market countries, including China, India and Brazil, raised interest rates during the reporting period in an effort to ward off inflation.

Fixed-income market review

Most spread sectors (non-Treasuries) started the reporting period on the right foot, as they produced positive absolute returns in June and July, given robust investor demand for these securities. This rally was interrupted by a bout of risk aversion in August, with fears that the economy might slip back into a recession. Due to expectations for additional quantitative easing, most spread sectors rallied in September and October, before weakening again in the middle of November as the European sovereign debt crisis again took center stage. Most U.S. spread sectors then rallied through the end of April 2011. However, emerging market debt produced mixed results given uncertainties in Europe, concerns regarding economic growth in China and its potential impact on the global economy, geopolitical unrest in the Middle East and the devastating earthquake and tsunami in Japan. In May, the U.S. spread sectors generally posted positive results, but underperformed equal-durationv Treasuries. This occurred as economic data were often worse-than-expected and Treasuries rallied sharply given increased investor risk aversion.

Both short- and long-term Treasury yields fluctuated but, overall, moved lower during the twelve months ended May 31, 2011. When the period began,

VI	Western Asset Emerging Markets Income Fund Inc.

Investment commentary (cont’d)

two- and ten-year Treasury yields were 0.76% and 3.31%, respectively. Yields largely declined during much of the next five months, with two-year Treasuries hitting their low for the reporting period of 0.33% on November 4, 2010. Ten-year Treasuries reached their reporting period trough of 2.41% in early October. Yields then moved sharply higher given expectations for stronger growth in 2011 and the potential for rising inflation. Yields declined again beginning in mid-February as there was another “flight to quality” due to the conflict in Libya and, later, given the tragic events in Japan. Yields moved higher toward the end of March as investor risk appetite resumed, but then declined in April and May largely due to disappointing economic data. When the period ended on May 31, 2011, two-year Treasury yields were 0.45% and ten-year Treasury yields were 3.05%. For the twelve months ended May 31, 2011, the Barclays Capital U.S. Aggregate Indexvi returned 5.84%. In comparison, the Barclays Capital Global Aggregate Index (Hedged)vii returned 3.22% over the same time frame.

The U.S. high-yield bond market produced strong results during the reporting period. The asset class posted positive returns during each month except for November 2010, when risk aversion rose sharply. The high-yield market was supported by generally better-than-expected corporate profits and overall strong investor demand. All told, the Barclays Capital U.S. High Yield — 2% Issuer Cap Indexviii returned 18.10% for the twelve months ended May 31, 2011.

Despite periods of heightened volatility, the emerging market debt asset class generated strong results for the twelve-month reporting period. After a solid start, investor concerns regarding interest rate hikes in China and unrest in the MENA region dragged the asset class down from November 2010 through January 2011. Emerging market debt prices then largely stabilized in February and rallied from March through May. Overall, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)ix returned 12.71% over the twelve months ended May 31, 2011.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and
Chief Executive Officer

June 24, 2011

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

Western Asset Emerging Markets Income Fund Inc.	VII

i	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.
ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

v

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vi

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vii

The Barclays Capital Global Aggregate Index (Hedged) is a broad-based bond index that measures a wide spectrum of global government, government-related agencies, corporate and securitized fixed-income investments, all with maturities greater than one year.

viii

The Barclays Capital U.S. High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

ix

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

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Western Asset Emerging Markets Income Fund Inc. 2011 Annual Report	1

Fund overview

Q. What is the Fund’s investment strategy?

A. As a primary investment objective, the Fund seeks high current income. As a secondary objective, the Fund seeks capital appreciation. Under normal conditions, the Fund invests a minimum of 80% of its net assets, plus any borrowings for investment purposes, in debt securities of government and government-related issuers located in emerging market countries, of entities organized to restructure outstanding debt of such issuers and debt of corporate issuers in emerging market countries. We believe attractive risk-adjusted returns can be achieved in the emerging market debt asset class through diligent country selection based on fundamental analysis, rigorous quantitative fixed-income analysis focusing on market inefficiencies among sectors and securities in each country and a focus on managing risk through active management.

The portfolio, which invests in government and corporate issuers of emerging market countries, is actively managed. A risk-aware approach that assimilates the top-down global economic views of Western Asset Management Company (“Western Asset”), the Fund’s subadviser, with analysts’ fundamental and relative value views regarding emerging market country opportunities is employed. In allocating among different countries, the following are some of the factors that are considered: currency regime, inflation and interest rate trends, growth rate forecasts, liquidity of markets for that country’s debt, fiscal policies, political outlook and tax environment. Individual securities that appear to be most undervalued and that offer attractive potential returns relative to the amount of credit, interest rate, liquidity and other risks presented by these securities are then selected. Independent fundamental analysis is used to evaluate the creditworthiness of corporate and governmental issuers.

At Western Asset, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization. The portfolio managers responsible for development of investment strategy, day-to-day portfolio management, oversight and coordination of the Fund are Stephen A. Walsh, Matthew C. Duda, Michael C. Buchanan and Keith J. Gardner. Effective May 1, 2011, S. Kenneth Leech no longer serves as a portfolio manager for this Fund. While Mr. Leech continues to help shape Western Asset’s overall investment strategy, his day-to-day role is becoming more concentrated on global portfolios. To reflect this global focus, he will continue to serve as a portfolio manager of the global funds, but not of the non-global funds.

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the twelve months ended May 31, 2011, risk appetite was generally strong as investors sought incremental yields given the low rates available from short-term fixed-income securities. Also supporting the spread sectors (non-U.S. Treasuries) were continued positive economic growth, generally improving corporate

2	Western Asset Emerging Markets Income Fund Inc. 2011 Annual Report

Fund overview (cont’d)

profits and strengthening corporate balance sheets.

While the spread sectors rallied during most of the reporting period, there were several occasions when investor risk aversion increased. These “flights to quality” were triggered by a number of events, including the sovereign debt crisis in Europe, concerns regarding the economy and inflation, geopolitical issues in the Middle East and Northern Africa and the tragedy in Japan. However, in most cases, risk aversion was fairly quickly replaced with a resumption of demand for riskier assets.

The yields on two- and ten-year Treasuries began the fiscal year at 0.76% and 3.31%, respectively. Treasury yields fluctuated during the twelve-month reporting period given changing expectations regarding the economy and uncertainties regarding Federal Reserve Board (“Fed”)i monetary policy. During the fiscal year, two-year Treasury yields moved as high as 0.87% and as low as 0.33%, while ten-year Treasury yields rose as high as 3.75% and fell as low as 2.41%. On May 31, 2011, yields on two- and ten-year Treasuries were 0.45% and 3.05%, respectively. The Barclays Capital U.S. Aggregate Indexii returned 5.84% for the twelve months ended May 31, 2011.

Despite periods of increased volatility, the emerging market debt asset class generated solid results during the reporting period. Over the twelve months ended May 31, 2011, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)iii returned 12.71%. The EMBI Global posted positive returns during the first five months covered by this report. As a whole, emerging market countries continued to experience robust economic growth, outpacing their developed country counterparts. Rising commodity and oil prices also supported many emerging market countries, as did generally solid demand for emerging market debt from investors seeking incremental yield in the low interest rate environment.

A portion of the EMBI Global’s earlier gains were given back from November 2010 through January 2011. Rising U.S. Treasury yields caused many bond sectors, including emerging market debt, to post negative total returns during November and December. Exacerbating this situation was a re-emergence of the European sovereign debt crisis as it spread to Ireland. There were also concerns as to whether China would be able to rein in inflation and its overheated property market. In addition to China, a number of other emerging market countries raised interest rates and implemented other measures late in 2010 to manage the large amounts of capital inflows into their countries.

Emerging market debt prices stabilized somewhat in December, given signs of improving economic conditions in the developed countries. However, a variety of risks, including food price inflation and geopolitical issues, led to further weakness for the asset class in January 2011, as investors took a more cautious stance. The EMBI Global started to regain its footing in February and posted positive returns during the last four months of the fiscal year as investor risk appetite increased.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund’s portfolio during the fiscal year, including a reduction in the

Western Asset Emerging Markets Income Fund Inc. 2011 Annual Report	3

Fund’s cash position. Over the course of the period, we deployed the majority of the cash into areas of the market that we felt were attractively valued. We purchased a number of emerging market corporate bonds, including Brazilian consumer goods company Hypermarcas SA and Chinese Industrials firm Sinochem Overseas Capital Co., Ltd. The Fund’s local currency exposure was increased in countries such as Mexico, Poland and Russia. We also added to the Fund’s overweight positions, versus the EMBI Global, in Argentina and Venezuela. Finally, in early 2011, we closed the Fund’s Egypt positions purchased earlier in the reporting period, given the political turmoil unfolding in the country.

During the period, the Fund used Brazil local interest rate swaps to gain additional exposure to the Brazilian local markets. This strategy was a slight contributor to performance due to the appreciation of the Brazilian real. U.S. Treasury futures employed to extend the portfolio’s durationiv were also additive to performance as U.S. interest rates declined during the reporting period. Currency forwards were used to hedge some of the Fund’s euro-denominated exposures and Eastern European currency exposures, as well as to gain exposure to the Russian ruble. These currency forwards detracted from results.

Performance review

For the twelve months ended May 31, 2011, Western Asset Emerging Markets Income Fund Inc. returned 16.92% based on its net asset value (“NAV”)v and 24.01% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the EMBI Global, returned 12.71% for the same period. The Lipper Emerging Markets Debt Closed-End Funds Category Averagevi returned 17.60% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During the twelve-month period, the Fund made distributions to shareholders totaling $0.92 per share. The performance table shows the Fund’s twelve-month total return based on its NAV and market price as of May 31, 2011. Past performance is no guarantee of future results.

Performance Snapshot as of May 31, 2011

Price Per Share	12-Month Total Return*
$15.04 (NAV)	16.92	%†
$13.97 (Market Price)	24.01	%‡

All figures represent past performance and are not a guarantee of future results.

*	Total returns are based on changes in NAV or market price, respectively.
†	Total return assumes the reinvestment of all distributions at NAV.
‡	Total return assumes the reinvestment of all distributions in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was our overweight exposure to local currencies. In particular, the Fund’s overweight positions in Brazil, Indonesia and Mexico enhanced results.

The Fund’s overweight to emerging market corporate bonds was also rewarded. Wide spreads between corporates and sovereigns narrowed during the period given positive global

4	Western Asset Emerging Markets Income Fund Inc. 2011 Annual Report

Fund overview (cont’d)

economic growth and better-than-expected corporate profits. During the twelve months ended May 31, 2011, the JPMorgan Corporate Emerging Markets Bond Index Broad (“CEMBI Broad”)vii returned 12.58%, exceeding the emerging market sovereign component of the EMBI Global, which returned 12.53% over the same period. The Fund’s overweight to several commodity-related emerging market corporate bonds, such as Vale Overseas Ltd., a leading Brazilian mining company, LUKOIL International Finance BV, the largest oil company in Russia and TNK-BP Finance SA, an oil company jointly owned by BP and Alfa, Access/Renova Group (“AAR”), contributed to performance. The Fund’s overweight to Grupo Televisa SA, a Mexican television company, was also beneficial as the holding meaningfully outperformed the overall benchmark during the twelve-month reporting period.

Security selection within quasi-sovereign bonds, particularly holdings in the Energy sector, also boosted the Fund’s results. Our overweight to Petronas Capital Ltd., Malaysia’s state-owned oil and gas company, was a meaningful contributor within this sector, as its performance benefited from rising energy prices during the fiscal year.

Elsewhere, our overweight to Argentina’s sovereign debt positively impacted performance. The country announced details on a debt swap to settle claims associated with its 2001 default, which caused Argentina’s existing outstanding debt to rally as it was felt that the country would regain access to developed world capital markets. Our overweight exposure to Venezuela was a positive for performance as well, as the country as a whole outperformed the overall benchmark, aided by higher oil prices.

Finally, an underweight versus the benchmark to the Philippines contributed to the Fund’s relative results. The country lagged the overall benchmark as an increase in new issuance negatively impacted its debt’s performance.

Q. What were the leading detractors from performance?

A. The largest detractor from relative performance during the reporting period was our exposure to various higher-quality issues that were purchased in late 2010. Among these issues, overweight positions in AA-rated, state-owned Banco del Estado de Chile and A-rated Corporacion Nacional del Cobre de Chile, a state-owned metals company, detracted from performance given the rising interest rate environment during the second half of the reporting period.

Our lack of exposure to smaller, higher-risk countries such as the Ukraine, Jamaica and Belize also negatively impacted results. These countries saw their valuations rebound during the reporting period. Finally, the portfolio’s short duration versus that of the benchmark was not rewarded as, on an overall basis, U.S. interest rates declined over the fiscal year.

Looking for additional information?

The Fund is traded under the symbol “EMD” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XEMDX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial

Western Asset Emerging Markets Income Fund Inc. 2011 Annual Report	5

websites as well as www.leggmason.com/cef.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset Emerging Markets Income Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

June 14, 2011

RISKS: As interest rates rise, bond prices fall, reducing the value of the Fund’s holdings. Foreign bonds are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging or developing markets. High-yield bonds are subject to additional risks such as increased risk of default and greater volatility because of the lower credit quality of the issues. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Leverage may magnify gains and increase losses in the Fund’s portfolio.

Portfolio holdings and breakdowns are as of May 31, 2011 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 10 through 17 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of May 31, 2011 were: Sovereign Bonds (60.0%), Energy (15.8%), Materials (8.9%), Telecommunication Services (7.0%) and Utilities (1.9%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

6	Western Asset Emerging Markets Income Fund Inc. 2011 Annual Report

Fund overview (cont’d)

i

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

ii

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

iii

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

iv

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

v

Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

vi

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended May 31, 2011, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 8 funds in the Fund’s Lipper category.

vii	The JPMorgan Corporate Emerging Markets Bond Index Broad (“CEMBI Broad”) tracks total returns for U.S. dollar-denominated debt instruments issued by corporate entities in emerging market countries.

Western Asset Emerging Markets Income Fund Inc. 2011 Annual Report	7

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of May 31, 2011 and May 31, 2010 and does not include derivatives, such as futures contracts, forward foreign currency contracts and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

‡	Prior year percentages have been restated to reflect current period classifications.

8	Western Asset Emerging Markets Income Fund Inc. 2011 Annual Report

Spread duration (unaudited)

Economic Exposure — May 31, 2011

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

EM	— Emerging Markets
EMD	— Western Asset Emerging Markets Income Fund Inc.
EMBI Global	— JPMorgan Emerging Markets Bond Index Global
IG Credit	— Investment Grade Credit
Non-$	— Non-U.S. Dollar

Western Asset Emerging Markets Income Fund Inc. 2011 Annual Report	9

Effective duration (unaudited)

Interest Rate Exposure — May 31, 2011

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

EM	— Emerging Markets
EMD	— Western Asset Emerging Markets Income Fund Inc.
EMBI Global	— JPMorgan Emerging Markets Bond Index Global
IG Credit	— Investment Grade Credit
Non-$	— Non-U.S. Dollar

10	Western Asset Emerging Markets Income Fund Inc. 2011 Annual Report

Schedule of investments

May 31, 2011

Western Asset Emerging Markets Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Sovereign Bonds — 60.0%
Argentina — 4.9%
Republic of Argentina	7.820%	12/31/33	9,728,070	EUR	$10,079,755	(a)
Republic of Argentina, GDP Linked Securities	0.000%	12/15/35	10,461,590	EUR	2,190,542	(a)
Republic of Argentina, GDP Linked Securities, Senior Bonds	0.000%	12/15/35	3,195,000		562,320	(a)
Republic of Argentina, Senior Bonds	7.000%	9/12/13	1,541,000		1,593,009
Republic of Argentina, Senior Bonds	7.000%	10/3/15	2,007,000		1,948,797
Republic of Argentina, Senior Bonds	2.260%	12/31/38	508,097	EUR	253,362	(a)
Republic of Argentina, Senior Notes	8.750%	6/2/17	4,334,544		4,497,089
Total Argentina					21,124,874
Brazil — 6.0%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	1,834,000	BRL	1,100,132
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	32,295,000	BRL	18,516,114
Federative Republic of Brazil	7.125%	1/20/37	5,117,000		6,242,740
Federative Republic of Brazil, Collective Action Securities	8.000%	1/15/18	778		937
Total Brazil					25,859,923
Chile — 0.9%
Banco del Estado de Chile, Senior Notes	4.125%	10/7/20	1,080,000		1,039,745	(b)
Corporacion Nacional del Cobre de Chile, Senior Notes	3.750%	11/4/20	1,190,000		1,148,663	(b)
Republic of Chile, Senior Notes	3.875%	8/5/20	1,750,000		1,750,000
Total Chile					3,938,408
Colombia — 4.4%
Republic of Colombia	7.375%	9/18/37	9,361,000		11,771,458
Republic of Colombia, Senior Bonds	6.125%	1/18/41	760,000		828,400
Republic of Colombia, Senior Notes	7.375%	3/18/19	4,926,000		6,113,166
Total Colombia					18,713,024
Hungary — 1.2%
Republic of Hungary, Senior Notes	6.250%	1/29/20	3,090,000		3,278,635
Republic of Hungary, Senior Notes	6.375%	3/29/21	1,630,000		1,711,629
Total Hungary					4,990,264
India — 0.2%
ICICI Bank Ltd., Junior Subordinated Bonds	6.375%	4/30/22	454,000		455,106	(a)(b)
ICICI Bank Ltd., Subordinated Bonds	6.375%	4/30/22	570,000		570,693	(a)(b)
Total India					1,025,799
Indonesia — 2.9%
Republic of Indonesia, Senior Bonds	6.875%	1/17/18	420,000		488,250	(b)
Republic of Indonesia, Senior Bonds	10.250%	7/15/22	10,904,000,000	IDR	1,511,157
Republic of Indonesia, Senior Bonds	11.000%	9/15/25	21,720,000,000	IDR	3,133,019

See Notes to Financial Statements.

Western Asset Emerging Markets Income Fund Inc. 2011 Annual Report	11

Western Asset Emerging Markets Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Indonesia — continued
Republic of Indonesia, Senior Bonds	10.250%	7/15/27	21,034,000,000	IDR	$2,830,892
Republic of Indonesia, Senior Bonds	6.625%	2/17/37	1,105,000		1,235,518	(b)
Republic of Indonesia, Senior Bonds	9.750%	5/15/37	25,039,000,000	IDR	3,103,182
Total Indonesia					12,302,018
Malaysia — 1.7%
Government of Malaysia, Senior Bonds	3.835%	8/12/15	21,410,000	MYR	7,219,796
Government of Malaysia, Senior Bonds	4.262%	9/15/16	615,000	MYR	210,825
Total Malaysia					7,430,621
Mexico — 5.4%
Mexican Bonos, Bonds	8.000%	6/11/20	136,400,000	MXN	12,796,204
United Mexican States	8.125%	12/30/19	6,224,000		8,495,760
United Mexican States, Bonds	10.000%	12/5/24	19,610,000	MXN	2,127,442
United Mexican States, Medium-Term Notes	6.050%	1/11/40	4,000		4,266
Total Mexico					23,423,672
Panama — 2.0%
Republic of Panama	7.250%	3/15/15	1,664,000		1,957,696
Republic of Panama	9.375%	4/1/29	1,603,000		2,364,425
Republic of Panama	6.700%	1/26/36	3,520,000		4,127,200
Total Panama					8,449,321
Peru — 3.7%
Republic of Peru	8.750%	11/21/33	4,715,000		6,428,902
Republic of Peru, Bonds	7.840%	8/12/20	8,219,000	PEN	3,219,466
Republic of Peru, Bonds	6.550%	3/14/37	1,080,000		1,196,100
Republic of Peru, Global Senior Bonds	7.350%	7/21/25	4,300,000		5,224,500
Total Peru					16,068,968
Poland — 3.9%
Republic of Poland, Bonds	5.500%	4/25/15	29,490,000	PLN	10,776,598
Republic of Poland, Senior Notes	6.375%	7/15/19	1,840,000		2,106,467
Republic of Poland, Senior Notes	5.125%	4/21/21	3,910,000		4,071,287
Total Poland					16,954,352
Russia — 7.0%
RSHB Capital, Loan Participation Notes, Senior Secured Bonds	6.299%	5/15/17	1,073,000		1,147,670	(b)
RSHB Capital, Loan Participation Notes, Senior Secured Notes	9.000%	6/11/14	1,000,000		1,154,440	(b)
Russian Foreign Bond-Eurobond	11.000%	7/24/18	110,000		156,475	(b)
Russian Foreign Bond-Eurobond	12.750%	6/24/28	617,000		1,101,345	(b)
Russian Foreign Bond-Eurobond, Senior Bonds	7.500%	3/31/30	22,390,525		26,434,926	(b)
Total Russia					29,994,856

See Notes to Financial Statements.

12	Western Asset Emerging Markets Income Fund Inc. 2011 Annual Report

Schedule of investments (cont’d)

May 31, 2011

Western Asset Emerging Markets Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Turkey — 8.2%
Republic of Turkey, Notes	6.750%	5/30/40	2,750,000	$2,987,187
Republic of Turkey, Senior Bonds	5.625%	3/30/21	820,000	864,075
Republic of Turkey, Senior Bonds	11.875%	1/15/30	3,348,000	5,708,340
Republic of Turkey, Senior Notes	7.500%	7/14/17	100,000	118,125
Republic of Turkey, Senior Notes	6.875%	3/17/36	23,290,000	25,735,450
Total Turkey				35,413,177
Venezuela — 7.6%
Bolivarian Republic of Venezuela	5.750%	2/26/16	15,166,000	11,336,585	(b)
Bolivarian Republic of Venezuela	7.000%	12/1/18	1,920,000	1,324,800	(b)
Bolivarian Republic of Venezuela	7.650%	4/21/25	933,000	573,795
Bolivarian Republic of Venezuela, Collective Action Securities, Global Senior Bonds	9.375%	1/13/34	7,239,000	4,984,051
Bolivarian Republic of Venezuela, Collective Action Securities, Notes	10.750%	9/19/13	3,800,000	3,800,000
Bolivarian Republic of Venezuela, Global Senior Bonds	8.500%	10/8/14	6,694,000	6,091,540
Bolivarian Republic of Venezuela, Senior Bonds	9.250%	9/15/27	500,000	357,500
Bolivarian Republic of Venezuela, Senior Notes	7.750%	10/13/19	6,350,000	4,349,750	(b)
Total Venezuela				32,818,021
Total Sovereign Bonds (Cost — $236,795,324)				258,507,298
Corporate Bonds & Notes — 36.8%
Consumer Discretionary — 1.2%
Media — 1.2%
Globo Communicacoes e Participacoes SA, Bonds	7.250%	4/26/22	866,000	930,084	(b)
Globo Communicacoes e Participacoes SA, Senior Bonds	7.250%	4/26/22	110,000	118,140	(b)
Grupo Televisa SA, Senior Bonds	6.625%	1/15/40	3,910,000	4,273,239
Total Consumer Discretionary				5,321,463
Consumer Staples — 0.3%
Personal Products — 0.3%
Hypermarcas SA, Notes	6.500%	4/20/21	1,040,000	1,042,600	(b)
Energy — 15.8%
Oil, Gas & Consumable Fuels — 15.8%
Dolphin Energy Ltd., Senior Secured Bonds	5.888%	6/15/19	2,648,723	2,892,440	(b)
Ecopetrol SA, Senior Notes	7.625%	7/23/19	2,600,000	3,097,250
KazMunaiGaz Finance Sub BV, Senior Notes	8.375%	7/2/13	5,390,000	6,011,790	(b)
KazMunaiGaz Finance Sub BV, Senior Notes	8.375%	7/2/13	910,000	1,011,238	(b)
LUKOIL International Finance BV, Bonds	6.656%	6/7/22	4,339,000	4,642,730	(b)
Novatek Finance Ltd., Notes	6.604%	2/3/21	1,800,000	1,916,100	(b)

See Notes to Financial Statements.

Western Asset Emerging Markets Income Fund Inc. 2011 Annual Report	13

Western Asset Emerging Markets Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	1,860,000	$1,994,106	(b)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	974,000	1,044,225	(b)
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	6,176,000	6,472,343
Petrobras International Finance Co., Senior Notes	6.875%	1/20/40	3,710,000	4,027,112
Petrobras International Finance Co., Senior Notes	6.750%	1/27/41	1,560,000	1,667,687
Petroleos Mexicanos, Notes	8.000%	5/3/19	130,000	159,900
Petroleos Mexicanos, Senior Notes	5.500%	1/21/21	9,100,000	9,506,333
Petroleum Co. of Trinidad & Tobago Ltd., Senior Notes	9.750%	8/14/19	1,740,000	2,116,710	(b)
Petronas Capital Ltd.	5.250%	8/12/19	5,560,000	6,061,329	(b)
Petronas Capital Ltd., Senior Notes	5.250%	8/12/19	1,448,000	1,573,264	(b)
PT Pertamina Persero, Notes	5.250%	5/23/21	2,280,000	2,257,200	(b)
Ras Laffan Liquefied Natural Gas Co., Ltd. III, Senior Secured Bonds	6.750%	9/30/19	2,429,000	2,788,045	(b)
Reliance Holdings USA Inc., Senior Notes	4.500%	10/19/20	2,220,000	2,117,591	(b)
TNK-BP Finance SA	6.625%	3/20/17	2,387,000	2,598,966	(b)
TNK-BP Finance SA, Senior Notes	7.500%	7/18/16	2,830,000	3,224,926	(b)
TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	310,000	360,375	(b)
TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	218,000	253,425	(b)
Total Energy				67,795,085
Industrials — 1.7%
Building Products — 0.5%
GTL Trade Finance Inc., Senior Notes	7.250%	10/20/17	730,000	823,075	(b)
GTL Trade Finance Inc., Senior Notes	7.250%	10/20/17	462,000	520,905	(b)
Rearden G Holdings EINS GmbH, Senior Notes	7.875%	3/30/20	810,000	891,972	(b)
Total Building Products				2,235,952
Construction & Engineering — 0.8%
Odebrecht Finance Ltd., Senior Notes	7.000%	4/21/20	2,440,000	2,696,200	(b)
Odebrecht Finance Ltd., Senior Notes	6.000%	4/5/23	700,000	705,600	(b)
Total Construction & Engineering				3,401,800
Industrial Conglomerates — 0.4%
Sinochem Overseas Capital Co., Ltd., Senior Notes	4.500%	11/12/20	1,765,000	1,686,371	(b)
Total Industrials				7,324,123
Materials — 8.9%
Chemicals — 0.4%
Braskem Finance Ltd., Senior Notes	5.750%	4/15/21	1,860,000	1,869,300	(b)

See Notes to Financial Statements.

14	Western Asset Emerging Markets Income Fund Inc. 2011 Annual Report

Schedule of investments (cont’d)

May 31, 2011

Western Asset Emerging Markets Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Containers & Packaging — 0.5%
Suzano Trading Ltd., Senior Notes	5.875%	1/23/21	2,260,000	$2,254,350	(b)
Metals & Mining — 6.8%
CSN Resources SA, Senior Bonds	6.500%	7/21/20	1,020,000	1,091,400	(b)
CSN Resources SA, Senior Bonds	6.500%	7/21/20	998,000	1,067,860	(b)
Evraz Group SA, Notes	8.250%	11/10/15	500,000	561,250	(b)
Evraz Group SA, Notes	9.500%	4/24/18	810,000	942,832	(b)
Evraz Group SA, Notes	6.750%	4/27/18	5,355,000	5,414,708	(b)
Evraz Group SA, Senior Notes	9.500%	4/24/18	1,180,000	1,368,800	(b)
Southern Copper Corp., Senior Notes	5.375%	4/16/20	800,000	829,990
Southern Copper Corp., Senior Notes	6.750%	4/16/40	960,000	979,600
Vale Overseas Ltd., Notes	8.250%	1/17/34	5,756,000	7,227,234
Vale Overseas Ltd., Notes	6.875%	11/21/36	3,349,000	3,696,291
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	3,880,000	4,209,800	(b)
Vedanta Resources PLC, Senior Notes	6.750%	6/7/16	1,630,000	1,642,225	(b)
Vedanta Resources PLC, Senior Notes	9.500%	7/18/18	360,000	400,500	(b)
Total Metals & Mining				29,432,490
Paper & Forest Products — 1.2%
Celulosa Arauco y Constitucion SA, Senior Notes	7.250%	7/29/19	1,932,000	2,241,101
Empresas CMPC SA, Notes	4.750%	1/19/18	1,020,000	1,025,823	(b)
Fibria Overseas Finance Ltd., Senior Notes	7.500%	5/4/20	950,000	1,058,870	(b)
Fibria Overseas Finance Ltd., Senior Notes	6.750%	3/3/21	610,000	651,937	(b)
Total Paper & Forest Products				4,977,731
Total Materials				38,533,871
Telecommunication Services — 7.0%
Diversified Telecommunication Services — 4.6%
Axtel SAB de CV, Senior Notes	7.625%	2/1/17	8,540,000	8,241,100	(b)
Axtel SAB de CV, Senior Notes	7.625%	2/1/17	396,000	381,150	(b)
Axtel SAB de CV, Senior Notes	9.000%	9/22/19	1,458,000	1,454,355	(b)
Qtel International Finance Ltd., Senior Notes	4.750%	2/16/21	910,000	888,374	(b)
Telemar Norte Leste SA, Senior Notes	5.500%	10/23/20	1,600,000	1,577,920	(b)
UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes	8.250%	5/23/16	657,000	730,702	(b)
Vimpel Communications, Loan Participation Notes	8.375%	4/30/13	750,000	819,990	(b)
Vimpel Communications, Notes	6.493%	2/2/16	200,000	209,318	(b)
VIP Finance Ireland Ltd. for OJSC Vimpel Communications, Loan Participation Notes, Secured Notes	8.375%	4/30/13	5,017,000	5,486,612	(b)
Total Diversified Telecommunication Services				19,789,521

See Notes to Financial Statements.

Western Asset Emerging Markets Income Fund Inc. 2011 Annual Report	15

Western Asset Emerging Markets Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Wireless Telecommunication Services — 2.4%
Indosat Palapa Co. BV, Senior Notes	7.375%	7/29/20	1,270,000	$1,420,876	(b)
True Move Co., Ltd.	10.750%	12/16/13	430,000	470,850	(b)
True Move Co., Ltd.	10.375%	8/1/14	2,340,000	2,553,408	(b)
True Move Co., Ltd., Notes	10.750%	12/16/13	5,310,000	5,814,450	(b)
Total Wireless Telecommunication Services				10,259,584
Total Telecommunication Services				30,049,105
Utilities — 1.9%
Electric Utilities — 1.0%
Centrais Eletricas Brasileiras SA, Senior Notes	6.875%	7/30/19	940,000	1,066,900	(b)
Centrais Eletricas Brasileiras SA, Senior Notes	6.875%	7/30/19	385,000	436,975	(b)
Eskom Holdings Ltd., Senior Bonds	5.750%	1/26/21	390,000	410,475	(b)
Majapahit Holding BV, Senior Notes	7.750%	1/20/20	1,970,000	2,309,825	(b)
Total Electric Utilities				4,224,175
Independent Power Producers & Energy Traders — 0.4%
Colbun SA, Senior Notes	6.000%	1/21/20	1,660,000	1,758,411	(b)
Multi-Utilities — 0.5%
E-CL SA, Notes	5.625%	1/15/21	1,070,000	1,112,215	(b)
Empresas Publicas de Medellin ESP, Senior Notes	7.625%	7/29/19	870,000	1,011,375	(b)
Total Multi-Utilities				2,123,590
Total Utilities				8,106,176
Total Corporate Bonds & Notes (Cost — $145,703,427)				158,172,423

		Expiration Date	Warrants
Warrants — 0.1%
Bolivarian Republic of Venezuela, Oil-linked payment obligations (Cost — $356,500)		4/15/20	11,500	319,125
Total Investments before Short-Term Investments (Cost — $382,855,251)				416,998,846

		Maturity Date	Face Amount†
Short-Term Investments — 1.2%
U.S. Government Agencies — 0.1%
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes (Cost — $219,836)	0.120%	1/10/12	220,000	219,850	(c)(d)

See Notes to Financial Statements.

16	Western Asset Emerging Markets Income Fund Inc. 2011 Annual Report

Schedule of investments (cont’d)

May 31, 2011

Western Asset Emerging Markets Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Repurchase Agreements — 1.1%
Morgan Stanley tri-party repurchase agreement dated 5/31/11; Proceeds at maturity — $5,182,013; (Fully collateralized by U.S. government agency obligations, 1.750% due 8/22/12; Market value — $5,290,467) (Cost — $5,182,000)	0.090%	6/1/11	5,182,000	$5,182,000
Total Short-Term Investments (Cost — $5,401,836)				5,401,850
Total Investments — 98.1% (Cost — $388,257,087#)				422,400,696
Other Assets in Excess of Liabilities — 1.9%				7,978,982
Total Net Assets — 100.0%				$430,379,678

†	Face amount denominated in U.S. dollars, unless otherwise noted.
(a)	Variable rate security. Interest rate disclosed is as of the most recent information available.
(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(c)	All or a portion of this security is held as collateral for open futures contracts.
(d)	Rate shown represents yield-to-maturity.
#	Aggregate cost for federal income tax purposes is $389,556,100.

Abbreviations used in this schedule:

	BRL	— Brazilian Real
	EUR	— Euro
	GDP	— Gross Domestic Product
	IDR	— Indonesian Rupiah
	MXN	— Mexican Peso
	MYR	— Malaysian Ringgit
	OJSC	— Open Joint Stock Company
	PEN	— Peruvian Nuevo Sol
	PLN	— Polish Zloty

See Notes to Financial Statements.

Western Asset Emerging Markets Income Fund Inc. 2011 Annual Report	17

Western Asset Emerging Markets Income Fund Inc.

Summary of Investments by Country **

Brazil	14.5%
Russia	13.9
Mexico	13.2
Turkey	8.4
Venezuela	7.8
Argentina	5.7
Colombia	5.4
Indonesia	4.3
Poland	4.0
Peru	3.8
Malaysia	3.6
Chile	2.4
India	2.2
Thailand	2.1
Panama	2.0
Kazakhstan	1.6
Hungary	1.2
Qatar	0.9
United Arab Emirates	0.7
Trinidad & Tobago	0.5
China	0.4
South Africa	0.1
Short-Term Investments	1.3
100.0%

**  As a percentage of total investments. Please note that Fund holdings are as of May 31, 2011 and are subject to change.

See Notes to Financial Statements.

18	Western Asset Emerging Markets Income Fund Inc. 2011 Annual Report

Statement of assets and liabilities

May 31, 2011

Assets:
Investments, at value (Cost — $388,257,087)	$422,400,696
Foreign currency, at value (Cost — $1,880,717)	1,911,794
Cash	281
Interest receivable	8,380,149
Unrealized appreciation on forward foreign currency contracts	123,051
Swaps, at value (net premiums paid — $0)	24,147
Receivable from broker — variation margin on open futures contracts	17,719
Prepaid expenses	20,526
Total Assets	432,878,363

Liabilities:
Payable for securities purchased	1,630,000
Investment management fee payable	380,814
Accrued foreign capital gains tax	125,340
Unrealized depreciation on forward foreign currency contracts	121,879
Directors’ fees payable	4,312
Accrued expenses	236,340
Total Liabilities	2,498,685
Total Net Assets	$430,379,678

Net Assets:
Par value ($0.001 par value; 28,613,964 shares issued and outstanding; 100,000,000 shares authorized)	$ 28,614
Paid-in capital in excess of par value	388,202,399
Undistributed net investment income	6,551,915
Accumulated net realized gain on investments, futures contracts and foreign currency transactions	1,296,754
Net unrealized appreciation on investments, futures contracts, swap contracts and foreign currencies	34,299,996
Total Net Assets	$430,379,678

Shares Outstanding	28,613,964

Net Asset Value	$15.04

See Notes to Financial Statements.

Western Asset Emerging Markets Income Fund Inc. 2011 Annual Report	19

Statement of operations

For the Year Ended May 31, 2011

Investment Income:
Interest	$33,718,167
Dividends	69,000
Less: Foreign taxes withheld	(204,212)
Total Investment Income	33,582,955

Expenses:
Investment management fee (Note 2)	4,408,354
Commitment fees (Note 5)	269,496
Custody fees	112,274
Transfer agent fees	94,734
Audit and tax	72,961
Directors’ fees	70,615
Shareholder reports	56,020
Legal fees	45,723
Stock exchange listing fees	19,233
Fund accounting fees	17,416
Insurance	9,234
Miscellaneous expenses	6,200
Total Expenses	5,182,260
Net Investment Income	28,400,695

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Contracts, and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	12,167,626
Futures contracts	745,262
Foreign currency transactions	(1,658,835)
Net Realized Gain	11,254,053
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	24,350,343
Futures contracts	170,211
Swap contracts	83,035
Foreign currencies	268,244
Change in Net Unrealized Appreciation (Depreciation)	24,871,833
Net Gain on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions	36,125,886
Increase in Net Assets From Operations	$ 64,526,581

See Notes to Financial Statements.

20	Western Asset Emerging Markets Income Fund Inc. 2011 Annual Report

Statements of changes in net assets

For the Years Ended May 31,	2011	2010

Operations:
Net investment income	$ 28,400,695	$ 23,923,947
Net realized gain	11,254,053	2,618,346
Change in net unrealized appreciation (depreciation)	24,871,833	43,641,958
Increase in Net Assets From Operations	64,526,581	70,184,251

Distributions to Shareholders From (Note 1):
Net investment income	(24,725,587)	(28,613,964)
Net realized gains	(1,599,260)	—
Decrease in Net Assets From Distributions to Shareholders	(26,324,847)	(28,613,964)
Increase in Net Assets	38,201,734	41,570,287

Net Assets:
Beginning of year	392,177,944	350,607,657
End of year*	$ 430,379,678	$ 392,177,944
* Includes undistributed net investment income of:	$6,551,915	$2,210,378

See Notes to Financial Statements.

Western Asset Emerging Markets Income Fund Inc. 2011 Annual Report	21

Financial highlights

For a share of capital stock outstanding throughout each year ended May 31, unless otherwise noted:

	2011[1]	2010[1]	2009[1]	2008[1]	2007

Net asset value, beginning of year	$13.71	$12.25	$14.52	$15.00	$14.34

Income (loss) from operations:
Net investment income	0.99	0.84	0.87	0.90	0.81
Net realized and unrealized gain (loss)	1.26	1.62	(1.98)	(0.25)	1.18
Total income (loss) from operations	2.25	2.46	(1.11)	0.65	1.99

Less distributions from:
Net investment income	(0.86)	(1.00)	(1.03)	(0.77)	(0.68)
Net realized gains	(0.06)	—	(0.13)	(0.36)	(0.65)
Total distributions	(0.92)	(1.00)	(1.16)	(1.13)	(1.33)

Net asset value, end of year	$15.04	$13.71	$12.25	$14.52	$15.00

Market price, end of year	$13.97	$12.08	$10.10	$13.41	$13.82
Total return, based on NAV[2,3]	16.92%	20.55%	(6.94)%	4.62%	14.46%
Total return, based on Market Price[4]	24.01%	30.04%	(15.05)%	5.86%	21.77%

Net assets, end of year (000s)	$430,380	$392,178	$350,608	$354,852	$366,393

Ratios to average net assets:
Gross expenses	1.23%	1.34%	1.44%[5]	1.53%	1.27%
Gross expenses, excluding interest expense[6]	1.23	1.34	1.42 [5]	1.28	1.18
Net expenses	1.23	1.34	1.44 [5]	1.53	1.27 [7]
Net expenses, excluding interest expense[6]	1.23	1.34	1.42 [5]	1.28	1.18 [7]
Net investment income	6.76	6.16	7.39	6.21	5.47

Portfolio turnover rate	35%	45%	36%	45%	87%

Loans Outstanding, End of Year (000s)[8]	—	—	—	—	—
Asset Coverage (000s)[8]	—	—	—	—	—
Asset Coverage for Loan Outstanding[8]	—	—	—	—	—
Weighted Average Loan (000s)[8]	—	—	—	—	$904
Weighted Average Interest Rate on Loans[8]	—	—	—	—	5.22%

1	Per share amounts have been calculated using the average shares method.
2

Performance figures may reflect compensating balance arrangements, fees forgone and/or expense reimbursements. In the absence of compensating balance arrangements, fees forgone and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

3	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results.
4	The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.
5

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees,both the gross and net expense ratios and both the gross and net expense ratios excluding interest expense would have been 1.43% and 1.40%, respectively.

6	Ratio includes commitment fees incurred on the line of credit.
7	Reflects fees forgone and/or expense reimbursements.
8	At May 31, 2011, May 31, 2010, May 31, 2009, May 31, 2008 and May 31, 2007, the Fund did not have an outstanding loan.

See Notes to Financial Statements.

22	Western Asset Emerging Markets Income Fund Inc. 2011 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Emerging Markets Income Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to seek high current income. As a secondary objective, the Fund seeks capital appreciation. In pursuit of these objectives, the Fund under normal conditions invests at least 80% of its net assets, plus any borrowings for investment purposes, in debt securities of government and government related issuers located in emerging market countries (including participations in loans between governments and financial institutions), and of entities organized to restructure the outstanding debt of such issuers, and in debt securities of corporate issuers located in emerging market countries.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring

Western Asset Emerging Markets Income Fund Inc. 2011 Annual Report	23

fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•  Level 1 — quoted prices in active markets for identical investments

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Sovereign bonds	—	$258,507,298	—	$258,507,298
Corporate bonds & notes	—	158,172,423	—	158,172,423
Warrants	—	319,125	—	319,125
Total long-term investments	—	$416,998,846	—	$416,998,846
Short-term investments†	—	5,401,850	—	5,401,850
Total investments	—	$422,400,696	—	$422,400,696
Other financial instruments:
Futures contracts	$156,895	—	—	$ 156,895
Forward foreign currency contracts	—	$ 123,051	—	123,051
Interest rate swaps‡	—	24,147	—	24,147
Total other financial instruments	$156,895	$ 147,198	—	$ 304,093
Total	$156,895	$422,547,894	—	$422,704,789

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Forward foreign currency contracts	—	$121,879	—	$121,879

†  See Schedule of Investments for additional detailed categorizations.

‡  Values include any premiums paid or received with respect to swap contracts.

24	Western Asset Emerging Markets Income Fund Inc. 2011 Annual Report

Notes to financial statements (cont’d)

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Western Asset Emerging Markets Income Fund Inc. 2011 Annual Report	25

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

26	Western Asset Emerging Markets Income Fund Inc. 2011 Annual Report

Notes to financial statements (cont’d)

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gains or losses in the Statement of Operations. Net periodic payments received or paid by the Fund, as well as liquidation payments received or made at the termination of the swap, are recognized as realized gains or losses in the Statement of Operations.

For average notional amounts of swap contracts held during the year ended May 31, 2011 see Note 4.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(g) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(h) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other

Western Asset Emerging Markets Income Fund Inc. 2011 Annual Report	27

transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of May 31, 2011, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $121,879. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(i) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends,

28	Western Asset Emerging Markets Income Fund Inc. 2011 Annual Report

Notes to financial statements (cont’d)

interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(j) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(k) Distributions to shareholders. Distributions from net investment income by the Fund, if any, are declared and paid on a quarterly basis. Distributions of net realized gains, if any, are declared at least annually. Pursuant to its Managed Distribution Policy, the Fund intends to make regular quarterly distributions to shareholders at a fixed rate per common share, which rate may be adjusted from time to time by the Fund’s Board of Directors. Under the Fund’s Managed Distribution Policy, if, for any quarterly distribution, the value of the Fund’s net investment income and net realized capital gain is less than the amount of the distribution, the difference will be distributed from the Fund’s net assets (and may constitute a “return of capital”). The Board of Directors may modify, terminate or suspend the Managed Distribution Policy at any time, including when certain events would make part of the return of capital taxable to shareholders. Any such modification, termination or suspension could have an adverse effect on the market price of the Fund’s shares. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(l) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements

Western Asset Emerging Markets Income Fund Inc. 2011 Annual Report	29

imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of May 31, 2011, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. Realized gains upon disposition of Indonesian securities held by the Fund are subject to capital gains tax in that country. As of May 31, 2011, there were $125,340 of capital gains tax liabilities accrued on unrealized gains.

(m) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Gain
(a)	$666,429	$(666,429)

(a)

Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes and differences between book and tax amortization of premium on fixed-income securities.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”) and Western Asset Management Company Pte. Ltd. (“Western Singapore”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset Limited and Western Singapore are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 1.05% of the Fund’s average weekly net assets.

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Asset Limited and Western Singapore provide certain advisory services to the Fund relating to currency transactions and investment in non-U.S. dollar denominated securities. Western Asset Limited and Western Singapore do not receive any compensation from the Fund and are compensated by Western Asset for its services to the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

30	Western Asset Emerging Markets Income Fund Inc. 2011 Annual Report

Notes to financial statements (cont’d)

In turn, Western Asset pays Western Asset Limited and Western Singapore a subadvisory fee of 0.30% on assets managed by each subadviser.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the year ended May 31, 2011, the aggregate cost of purchases and proceeds from sales of investments and U.S. Government & Agency Obligations (excluding short-term investments) were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$144,855,091	—
Sales	137,696,925	$3,000,000

At May 31, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$40,434,820
Gross unrealized depreciation	(7,590,224)
Net unrealized appreciation	$32,844,596

At May 31, 2011, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain
Contracts to Buy:
U.S. Treasury 10-Year Notes	126	9/11	$15,291,886	$15,448,781	$156,895

At May 31, 2011, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
New Russian Ruble	Citibank, N.A.	96,679,255	$ 3,451,841	6/15/11	$ 7,621
New Russian Ruble	Citibank, N.A.	32,263,152	1,151,925	6/15/11	(4,874)
New Russian Ruble	Citibank, N.A.	23,849,036	851,507	6/15/11	1,577
New Russian Ruble	JPMorgan Chase & Co.	61,109,400	2,181,853	6/15/11	113,853
New Russian Ruble	JPMorgan Chase & Co.	26,687,478	952,851	6/15/11	(25,429)
					92,748
Contracts to Sell:
Euro	Citibank, N.A.	1,078,191	1,551,169	6/15/11	(15,885)
Euro	JPMorgan Chase & Co.	271,978	391,289	6/15/11	(5,567)
Euro	JPMorgan Chase & Co.	370,176	532,564	6/15/11	(2,501)
Euro	JPMorgan Chase & Co.	1,643,106	2,363,900	6/15/11	(20,289)
Euro	JPMorgan Chase & Co.	16,167,280	23,259,506	6/15/11	(47,334)
					(91,576)
Net unrealized gain on open forward foreign currency contracts					$ 1,172

Western Asset Emerging Markets Income Fund Inc. 2011 Annual Report	31

At May 31, 2011, the Fund held the following open swap contracts:

INTEREST RATE SWAPS
Swap Counterparty	Notional Amount†		Termination Date	Payments Made by the Fund	Payments Received by the Fund‡	Upfront Premiums Paid (Received)	Unrealized Appreciation
Credit Suisse	7,108,337	BRL	1/2/12	BRL - CDI[1]	10.560%	—	$13,764	[2]
Credit Suisse	10,798,227	BRL	1/2/12	BRL - CDI[1]	10.510%	—	10,383	[2]
Total	17,906,564					—	$24,147

†	Notional amount denominated in U.S. dollars, unless otherwise noted.
‡	Percentage shown is an annual percentage rate.
1	Based on the Overnight Brazilian Interbank Deposit Rate. As of May 31, 2011, the Brazilian Interbank Deposit (CDI) rate was 11.85%.
2	Swap contract is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at May 31, 2011.

ASSET DERIVATIVES[1]
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Total
Futures contracts[2]	$156,895	—	$156,895
Swap contracts[3]	24,147	—	24,147
Forward foreign currency contracts	—	$123,051	123,051
Total	$181,042	$123,051	$304,093

LIABILITY DERIVATIVES[1]
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Total
Forward foreign currency contracts	—	$121,879	$121,879
1

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

2

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

3	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended May 31, 2011. The first table provides additional detail about the amounts and

32	Western Asset Emerging Markets Income Fund Inc. 2011 Annual Report

Notes to financial statements (cont’d)

sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Total
Futures contracts	$745,262	—	$ 745,262
Forward foreign currency contracts	—	$(1,349,807)	(1,349,807)
Total	$745,262	$(1,349,807)	$ (604,545)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Total
Futures contracts	$170,211	—	$170,211
Swap contracts	83,035	—	83,035
Forward foreign currency contracts	—	$1,172	1,172
Total	$253,246	$1,172	$254,418

During the year ended May 31, 2011, the volume of derivative activity for the Fund was as follows:

Average Market Value
Forward foreign currency contracts (to buy)	$ 1,619,538
Forward foreign currency contracts (to sell)	13,360,001
Futures contracts (to buy)	15,423,945

Average Notional Balance
Interest rate swap contracts	17,906,564BRL

5. Loan

At May 31, 2011, the Fund had a $47,000,000 credit line available pursuant to a 364-day revolving credit agreement with a financial institution. Unless renewed, this agreement will terminate on March 16, 2012. The Fund pays a monthly commitment fee at an annual rate of 0.45%, on the unutilized portion of the available loan. The interest on the loan outstanding, if any, is calculated at a variable rate based on the one-month LIBOR plus any applicable margin. To the extent of the borrowing outstanding, the Fund is required to maintain collateral in a special custody account at the Fund’s custodian on behalf of the financial institution. For the period March 18, 2011 through May 31, 2011, the Fund incurred a commitment fee in the amount of $43,496.

Western Asset Emerging Markets Income Fund Inc. 2011 Annual Report	33

At May 31, 2011, the Fund had no borrowing outstanding per this credit agreement.

Prior to January 13, 2011, the Fund had a $48,000,000 credit line available pursuant to an amended and restated revolving credit and security agreement with CHARTA, LLC (the “Lender”), as successor by assignment to Panterra Funding, LLC, and Citibank, N.A. (“Citibank”) as a secondary lender, for which Citibank also acted as administrative agent. The loan would generally bear interest at a variable rate based on the weighted average interest rates of the underlying commercial paper or LIBOR, plus any applicable margin. In addition, the Fund paid a commitment fee on the total amount of the loan available, whether used or unused. For the period June 1, 2010 through January 12, 2011, the Fund paid $226,000 in commitment fees.

During the year ended May 31, 2011, the Fund did not have any borrowings outstanding.

6. Distributions subsequent to May 31, 2011

On May 16, 2011, the Board of Directors of the Fund declared a distribution in the amount of $0.2300 per share payable on June 24, 2011 to shareholders of record on June 17, 2011.

7. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended May 31 was as follows:

	2011	2010
Distributions Paid From:
Ordinary income	$24,725,587	$28,613,964
Net long-term capital gains	1,599,260	—
Total distributions paid	$26,324,847	$28,613,964

As of May 31, 2011, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$ 8,574,980
Undistributed long-term capital gains — net	2,752,662
Total undistributed earnings	$11,327,642
Other book/tax temporary differences[a]	(2,179,960)
Unrealized appreciation (depreciation)[b]	33,000,983
Total accumulated earnings (losses) — net	$42,148,665

During the taxable year ended May 31, 2011, the Fund utilized all of its capital loss carryforward available from prior years.

a

Other book/tax temporary differences are attributable primarily to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains on certain futures and foreign currency contracts and book/tax differences in the timing of the deductibility of various expenses.

b

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed-income securities.

34	Western Asset Emerging Markets Income Fund Inc. 2011 Annual Report

Notes to financial statements (cont’d)

8. Other tax information

On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Act”). The Act updates certain tax rules applicable to regulated investment companies (“RICs”). The various provisions of the Act will generally be effective for RICs with taxable years beginning after December 22, 2010. Additional information regarding the impact of the Act on the Fund, if any, will be contained within the relevant sections of the notes to the financial statements for the fiscal year ending May 31, 2012.

Western Asset Emerging Markets Income Fund Inc. 2011 Annual Report	35

Report of independent registered public accounting firm

The Board of Directors and Shareholders
Western Asset Emerging Markets Income Fund Inc.:

We have audited the accompanying statement of assets and liabilities of Western Asset Emerging Markets Income Fund Inc. as of May 31, 2011, including the schedule of investments, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset Emerging Markets Income Fund Inc. as of May 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
July 19, 2011

36	Western Asset Emerging Markets Income Fund Inc.

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Emerging Markets Income Fund Inc. (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018. Information pertaining to the Directors and officers of the Fund is set forth below.

Independent Directors†:

Carol L. Colman
Year of birth	1946
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years	President, Colman Consulting Company (consulting)
Number of portfolios in fund complex overseen by Director (including the Fund)	24
Other board memberships held by Director	None

Daniel P. Cronin
Year of birth	1946
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years	Retired; formerly, Associate General Counsel, Pfizer Inc. (prior to and including 2004)
Number of portfolios in fund complex overseen by Director (including the Fund)	24
Other board memberships held by Director	None

Paolo M. Cucchi
Year of birth	1941
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years	Professor of French and Italian at Drew University; formerly, Vice President and Dean of College of Liberal Arts at Drew University (1984 to 2009)
Number of portfolios in fund complex overseen by Director (including the Fund)	24
Other board memberships held by Director	None

Western Asset Emerging Markets Income Fund Inc.	37

Independent Directors cont’d

Leslie H. Gelb
Year of birth	1937
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 1994
Principal occupation(s) during past five years

President Emeritus and Senior Board Fellow (since 2003), The Council on Foreign Relations; formerly, President, (prior to 2003), the Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times

Number of portfolios in fund complex overseen by Director (including the Fund)	24
Other board memberships held by Director	Director of two registered investment companies advised by Blackstone Asia Advisors LLC: India Fund, Inc. and Asia Tigers Fund, Inc. (since 1994)

William R. Hutchinson
Year of birth	1942
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years	President, W.R. Hutchinson & Associates Inc. (Consulting) (since 2001)
Number of portfolios in fund complex overseen by Director (including the Fund)	24
Other board memberships held by Director	Director (Non-Executive Chairman of the Board (since December 1, 2009)), Associated Banc Corp. (banking) (since 1994)

Riordan Roett
Year of birth	1938
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 1995
Principal occupation(s) during past five years	The Sarita and Don Johnston Professor of Political Science and Director of Western Hemisphere Studies, Paul H. Nitze School of Advanced International Studies, The John Hopkins University (since 1973)
Number of portfolios in fund complex overseen by Director (including the Fund)	24
Other board memberships held by Director	None

38	Western Asset Emerging Markets Income Fund Inc.

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Independent Directors cont’d

Jeswald W. Salacuse
Year of birth	1938
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 1993
Principal occupation(s) during past five years	Henry J. Braker Professor of Commercial Law, The Fletcher School of Law and Diplomacy, Tufts University (since 1986); President and Member, Arbitration Tribunal, World Bank/ICSID (since 2004)
Number of portfolios in fund complex overseen by Director (including the Fund)	24
Other board memberships held by Director	Director of two registered investment companies advised by Blackstone Asia Advisors LLC; India Fund, Inc. and Asia Tigers Fund, Inc. (since 1993)

Interested Director and Officer:

R. Jay Gerken, CFA[2]
Year of birth	1951
Position(s) held with Fund[1]	Director, Chairman, President and Chief Executive Officer, Class II
Term of office[1] and length of time served	Since 2002
Principal occupation(s) during past five years

Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 156 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management Inc. (“CFM”) (formerly registered investment advisers) (since 2002); formerly, Chairman, President and CEO, Travelers Investment Adviser Inc. (prior to 2005)

Number of portfolios in fund complex overseen by Director (including the Fund)	156
Other board memberships held by Director	Former Trustee, Consulting Group Capital Markets Funds (11 funds) (prior to 2006)

Western Asset Emerging Markets Income Fund Inc.	39

Additional Officers:

Ted P. Becker
Legg Mason
620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served	Since 2006
Principal occupation(s) during past five years

Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Vanessa A. Williams
Legg Mason
100 First Stamford Place, Stamford, CT 06902
Year of birth	1979
Position(s) with Fund[1]	Identity Theft Prevention Officer
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years

Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Assistant Vice President and Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessor (prior to 2006)

Robert I. Frenkel
Legg Mason
100 First Stamford Place, Stamford, CT 06902
Year of birth	1954
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years

Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

40	Western Asset Emerging Markets Income Fund Inc.

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Additional Officers cont’d

Thomas C. Mandia
Legg Mason
100 First Stamford Place, Stamford, CT 06902
Year of birth	1962
Position(s) held with Fund[1]	Assistant Secretary
Term of office[1] and length of time served	Since 2006
Principal occupation(s) during past five years

Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of SBFM and CFM (since 2002)

Kaprel Ozsolak
Legg Mason
55 Water Street, New York, NY 10041
Year of birth	1965
Position(s) held with Fund[1]	Chief Financial Officer
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years

Director of Legg Mason & Co. (since 2005); Chief Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007) and Legg Mason & Co. predecessors (prior to 2007); formerly, Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010) and Legg Mason & Co. predecessors (prior to 2005); formerly, Controller of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2004)

Steven Frank
Legg Mason
55 Water Street, New York, NY 10041
Year of birth	1967
Position(s) held with Fund[1]	Treasurer
Term of office[1] and length of time served	Since 2010
Principal occupation(s) during past five years

Vice President of Legg Mason & Co. and Legg Mason & Co. predecessors (since 2002); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010); formerly, Assistant Controller of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2005)

Western Asset Emerging Markets Income Fund Inc.	41

Additional Officers cont’d

Jeanne M. Kelly
Legg Mason
620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Fund[1]	Senior Vice President
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years

Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Directors who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.
1

The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2012, year 2011 and year 2013, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year at the first meeting of the Fund’s Board of Directors following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

2	Mr. Gerken is an “interested person” of the Fund as defined in the 1940 Act because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

42	Western Asset Emerging Markets Income Fund Inc.

Annual chief executive officer and chief financial officer certifications (unaudited)

The Fund’s Chief Executive Officer (“CEO”) has submitted to the NYSE the required annual certification and the Fund also has included the Certifications of the Fund’s CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

Western Asset Emerging Markets Income Fund Inc.	43

Other shareholder communications regarding accounting matters

The Fund’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Chief Compliance Officer (“CCO”). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Fund’s Audit Committee Chair (together with the CCO, “Complaint Officers”). Complaints may be submitted on an anonymous basis.

The CCO may be contacted at:
Legg Mason & Co., LLC
Compliance Department
620 Eighth Avenue, 49th Floor
New York, New York 10018

Complaints may also be submitted by telephone at 1-800-742-5274. Complaints submitted through this number will be received by the CCO.

44	Western Asset Emerging Markets Income Fund Inc.

Dividend reinvestment plan (unaudited)

Pursuant to certain rules of the Securities and Exchange Commission, the following additional disclosure is provided.

Each shareholder holding shares of common stock (“Shares”) of Western Asset Emerging Markets Income Fund Inc., will be deemed to have elected to be a participant in the Amended and Restated Dividend Reinvestment and Cash Purchase Plan (“Plan”), unless the shareholder specifically elects in writing (addressed to the Agent at the address below or to any nominee who holds Shares for the shareholder in its name) to receive all distributions in cash, paid by check, mailed directly to the record holder by or under the direction of American Stock Transfer & Trust Company as the Fund’s dividend-paying agent (“Agent”). A shareholder whose Shares are held in the name of a broker or nominee who does not provide an automatic reinvestment service may be required to take such Shares out of “street name” and register such Shares in the shareholder’s name in order to participate, otherwise distributions will be paid in cash to such shareholder by the broker or nominee. Each participant in the Plan is referred to herein as a “Participant.” The Agent will act as agent for each Participant, and will open accounts for each Participant under the Plan in the same name as their Shares are registered.

Unless the Fund declares a distribution payable only in the form of cash, the Agent will apply all distributions in the manner set forth below.

If, on the determination date, the market price per Share equals or exceeds the net asset value per Share on that date (such condition, a “market premium”), the Agent will receive the distribution in newly issued Shares of the Fund on behalf of Participants. If, on the determination date, the net asset value per Share exceeds the market price per Share (such condition, a “market discount”), the Agent will purchase Shares in the open-market. The determination date will be the fourth New York Stock Exchange trading day (a New York Stock Exchange trading day being referred to herein as a “Trading Day”) preceding the payment date for the distribution. For purposes herein, “market price” will mean the average of the highest and lowest prices at which the Shares sell on the New York Stock Exchange on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.

Purchases made by the Agent will be made as soon as practicable commencing on the Trading Day following the determination date and terminating no later than 30 days after the distribution payment date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law; provided, however, that such purchases will, in any event, terminate on the earlier of (i) 60 days after the distribution payment date and (ii) the Trading Day prior to the “ex-dividend” date next succeeding the distribution payment date.

Western Asset Emerging Markets Income Fund Inc.	45

If (i) the Agent has not invested the full distribution amount in open-market purchases by the date specified in paragraph 4 above as the date on which such purchases must terminate or (ii) a market discount shifts to a market premium during the purchase period, then the Agent will cease making open-market purchases and will receive the uninvested portion of the distribution amount in newly issued Shares (x) in the case of (i) above, at the close of business on the date the Agent is required to terminate making open-market purchases as specified in paragraph 4 above or (y) in the case of (ii) above, at the close of business on the date such shift occurs; but in no event prior to the payment date for the distribution.

In the event that all or part of a distribution amount is to be paid in newly issued Shares, such Shares will be issued to Participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per Share is less than or equal to the market price per Share, then the newly issued Shares will be valued at net asset value per Share on the valuation date; provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such Shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per Share is greater than the market price per Share, then the newly issued Shares will be issued at the market price on the valuation date. The valuation date will be the distribution payment date, except that with respect to Shares issued pursuant to paragraph 5 above, the valuation date will be the date such Shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date will be the next preceding Trading Day.

Participants have the option of making additional cash payments to the Agent, monthly, in a minimum amount of $250, for investment in Shares. The Agent will use all such funds received from Participants to purchase Shares in the open market on or about the first business day of each month. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Agent, Participants should send in voluntary cash payments to be received by the Agent approximately 10 days before an applicable purchase date specified above. A Participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Agent not less than 48 hours before such payment is to be invested.

Purchases by the Agent pursuant to paragraphs 4 and 7 above may be made on any securities exchange on which the Shares are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within the time periods herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the Participant’s account. The Agent may

46	Western Asset Emerging Markets Income Fund Inc.

Dividend reinvestment plan (unaudited) (cont’d)

commingle amounts of all Participants to be used for open-market purchases of Shares and the price per Share allocable to each Participant in connection with such purchases shall be the average price (including brokerage commissions) of all Shares purchased by the Agent.

The Agent will maintain all Participants’ accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by Participants for personal and tax records. The Agent will hold Shares acquired pursuant to the Plan in non-certificated form in the Participant’s name or that of its nominee, and each Participant’s proxy will include those Shares purchased pursuant to the Plan. The Agent will forward to Participants any proxy solicitation material and will vote any Shares so held for Participants only in accordance with the proxy returned by Participants to the Fund. Upon written request, the Agent will deliver to Participants, without charge, a certificate or certificates for the full Shares.

The Agent will confirm to Participants each acquisition made for their respective accounts as soon as practicable but not later than 60 days after the date thereof. Although Participants may from time to time have an undivided fractional interest (computed to three decimal places) in a Share of the Fund, no certificates for fractional shares will be issued. Distributions on fractional shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund’s Shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

Any share dividends or split shares distributed by the Fund on Shares held by the Agent for Participants will be credited to their respective accounts. In the event that the Fund makes available to Participants rights to purchase additional Shares or other securities, the Shares held for Participants under the Plan will be added to other Shares held by the Participants in calculating the number of rights to be issued to Participants.

The Agent’s service fee for handling distributions will be paid by the Fund. Participants will be charged a pro rata share of brokerage commissions on all open-market purchases.

Participants may terminate their accounts under the Plan by notifying the Agent in writing. Such termination will be effective immediately if notice is received by the Agent not less than 10 days prior to any distribution record date; otherwise such termination will be effective on the first Trading Day after the payment date for such distribution with respect to any subsequent distribution. The Plan may be amended or terminated by the Fund as applied to any voluntary cash payments made and any distribution paid subsequent to written notice of the change or termination sent to Participants at least 30 days prior to the record date for the distribution. The Plan may be amended

Western Asset Emerging Markets Income Fund Inc.	47

or terminated by the Agent, with the Fund’s prior written consent, on at least 30 days’ written notice to Participants. Notwithstanding the preceding two sentences, the Agent or the Fund may amend or supplement the Plan at any time or times when necessary or appropriate to comply with applicable law or rules or policies of the Securities and Exchange Commission or any other regulatory authority. Upon any termination, the Agent will cause a certificate or certificates for the full Shares held by each Participant under the Plan and cash adjustment for any fraction to be delivered to each Participant without charge.

Any amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of the Participant’s account under the Plan. Any such amendment may include an appointment by the Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of an Agent for the purpose of receiving distributions, the Fund will be authorized to pay to such successor Agent, for each Participant’s account, all distributions payable on Shares of the Fund held in each Participant’s name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

In the case of Participants, such as banks, broker-dealers or other nominees, which hold Shares for others who are beneficial owners (“Nominee Holders”), the Agent will administer the Plan on the basis of the number of Shares certified from time to time by each Nominee Holder as representing the total amount registered in the Nominee Holder’s name and held for the account of beneficial owners who are to participate in the Plan.

The Agent shall at all times act in good faith and use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees.

All correspondence concerning the Plan should be directed to the Agent at 59 Maiden Lane, New York, New York 10038.

48	Western Asset Emerging Markets Income Fund Inc.

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended May 31, 2011:

Record date:	3/18/2011
Payable date:	3/25/2011
Long-term capital gain dividend	$0.055891

Please retain this information for your records.

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Western Asset

Emerging Markets Income Fund Inc.

Directors	Western Asset Emerging Markets Income Fund Inc.	Independent registered public accounting firm
Carol L. Colman	620 Eighth Avenue	KPMG LLP
Daniel P. Cronin	49th Floor	345 Park Avenue
Paolo M. Cucchi	New York, NY 10018	New York, NY 10154
Leslie H. Gelb
R. Jay Gerken, CFA	Investment manager	Legal counsel
Chairman	Legg Mason Partners Fund Advisor, LLC	Simpson Thacher & Bartlett LLP
William R. Hutchinson		425 Lexington Avenue
Riordan Roett	Subadvisers	New York, NY 10017
Jeswald W. Salacuse	Western Asset Management Company
	Western Asset Management Company Limited	New York Stock Exchange Symbol
Officers	Western Asset Management Company Pte. Ltd.	EMD
R. Jay Gerken, CFA
President and Chief Executive Officer	Custodian
Kaprel Ozsolak	State Street Bank and Trust Company
Chief Financial Officer	1 Lincoln Street
Ted P. Becker	Boston, MA 02111
Chief Compliance Officer
Vanessa A. Williams	Transfer agent
Identity Theft Protection Officer	American Stock Transfer & Trust Company
Robert I. Frenkel	59 Maiden Lane
Secretary and Chief Legal Officer	New York, NY 10038
Thomas C. Mandia
Assistant Secretary
Steven Frank
Treasurer
Jeanne M. Kelly
Senior Vice President

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•             Personal information included on applications or other forms;

•             Account balances, transactions, and mutual fund holdings and positions;

•             Online account access user IDs, passwords, security challenge question responses; and

•             Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•             Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•             Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•             The Funds’ representatives such as legal counsel, accountants and auditors; and

•             Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

Western Asset Emerging Markets Income Fund Inc.

Western Asset Emerging Markets Income Fund Inc.
620 Eighth Avenue
49th Floor
New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market prices, shares of its Common Stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.leggmason.com/cef and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Emerging Markets Income Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

American Stock
Transfer & Trust Company
59 Maiden Lane
New York, NY 10038

WASX011901 7/11 SR11-1423

ITEM 2.  CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that William R. Hutchinson, the chairman of the Board’s Audit Committee, possesses the attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the audit committee financial expert.  Mr. Hutchinson is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending May 31, 2010 and May 31, 2011 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $58,500 in 2010 and $65,400 in 2011.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0  in 2010 and $0 in 2011.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Western Asset Emerging Markets Income Fund Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates.  Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $11,950  in 2010 and $0  in 2011. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Western Asset Emerging Markets Income Fund Inc..

All Other Fees.  There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Emerging Markets Income Fund Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre—approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund.  The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors.  As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund.  Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Emerging Markets Income Fund Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2010 and 2011; Tax Fees were 100% and 100% for 2010 and 2011; and Other Fees were 100% and 100% for 2010 and 2011.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Emerging Markets Income Fund Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Emerging Markets Income Fund Inc. during the reporting period were $0 in 2011.

(h) Yes.  Western Asset Emerging Markets Income Fund Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence.  All services provided by the Auditor to the Western Asset Emerging Markets Income Fund Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

William R. Hutchinson

Paolo M. Cucchi

Daniel P. Cronin

Carol L. Colman

Leslie H. Gelb

Dr. Riordan Roett

Jeswald W. Salacuse

b) Not applicable

ITEM 6.  SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.                  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Proxy Voting Guidelines and Procedures

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) delegates the responsibility for voting proxies for the fund to the subadviser through its contracts with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are provided below.  Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 888-777-0102, (2) on the fund’s website at http://www.leggmason.com/individualinvestors  and (3) on the SEC’s website at http://www.sec.gov.

Background

Western Asset Management Company (“WA”), Western Asset Management Company Limited (“WAML”) and Western Asset Management Company Pte. Ltd. (“WAMC”) (together “Western Asset”) have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (except that WA, WAML and WAMC may so consult and agree with each other) regarding the voting of any securities owned by its clients.

Policy

Western Asset’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

Procedures

Responsibility and Oversight

The Western Asset Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

Prior to August 1, 2003, all existing client investment management agreements (“IMAs”) will be reviewed to determine whether Western Asset has authority to vote client proxies. At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Prior to August 1, 2003, Proxy Recipients of existing clients will be reminded of the appropriate routing to Corporate Actions for proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Compliance Department for coordination and the following actions:

a. Proxies are reviewed to determine accounts impacted.

b. Impacted accounts are checked to confirm Western Asset voting authority.

c. Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e. Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Compliance Department.

f. Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a. A copy of Western Asset’s policies and procedures.

b. Copies of proxy statements received regarding client securities.

c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d. Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e. A proxy log including:

1. Issuer name;

2. Exchange ticker symbol of the issuer’s shares to be voted;

3. Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4. A brief identification of the matter voted on;

5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6. Whether a vote was cast on the matter;

7. A record of how the vote was cast; and

8. Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Part II of the WA Form ADV, the WAML Form ADV and WAMC Form ADV, each, contain a description of Western Asset’s proxy policies. Prior to August 1, 2003, Western Asset will deliver Part II of its revised Form ADV to all existing clients, along with a letter identifying the new disclosure. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1. Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2. Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3. Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d. Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a. Western Asset votes for proposals relating to the authorization of additional common stock.

b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c. Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a. Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in foreign issuers — i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

ITEM 8.                  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND	LENGTH OF	PRINCIPAL OCCUPATION(S) DURING
ADDRESS	TIME SERVED	PAST 5 YEARS

Stephen A. Walsh Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; Deputy Chief Investment Officer of Western Asset from 2000 to 2008; Chief Investment Officer of Western Asset since 2008.

Keith J. Gardner Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; portfolio manager and research analyst at Western Asset since 1994.

Michael C. Buchanan Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; Managing Director and head of U.S. Credit Products from 2003-2005 at Credit Suisse Asset Management

Michael C. Duda Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; Research Analyst at Western Asset Management since 2001.

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s portfolio managers for the fund. Unless noted otherwise, all information is provided as of May 31, 2011.

Other Accounts Managed by Portfolio Managers

The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

	Registered	Other Pooled
Portfolio	Investment	Investment	Other
Manager(s)	Companies	Vehicles	Accounts

Stephen A. Walsh‡	99 registered investment companies with $156.5 billion in total assets under management	213 Other pooled investment vehicles with $113.3 billion in assets under management*	769 Other accounts with $179.6 billion in total assets under management**

Keith J. Gardner‡	39 registered investment companies with $27.7 billion in total assets under management	6 Other pooled investment vehicles with $1.8 billion in assets under management	1 Other accounts with $0.2 billion in total assets under management

Michael C. Buchanan‡	45 registered investment Companies with $31.3 billion in total assets Under management	8 Other pooled investment vehicles with $4.3 billion in assets under management	11 Other accounts with $1.8 billion in total assets under management

Michael C. Duda‡	3 registered investment Companies with $0.9 billion in total assets Under management	2 Other pooled investment vehicle with $0.2 million in assets under management	10 Other accounts with $0.5 billion in total assets under management

*	Includes 7 accounts managed, totaling $1.2 billion, for which advisory fee is performance based.
**	Includes 81 accounts managed, totaling $20.4 billion, for which advisory fee is performance based.

‡ The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”).  Mr.  Walsh is  involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios.  Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(a)(3): Portfolio Manager Compensation

With respect to the compensation of the portfolio managers, Western Asset’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, the subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to a fund, the benchmark set forth in the fund’s Prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 years having the most emphasis. The subadviser may also measure a portfolio manager’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because portfolio managers are generally responsible for multiple accounts (including the funds) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the subadviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Conflicts of Interest

The manager, subadvisers and portfolio managers have interests which conflict with the interests of the fund. There is no guarantee that the policies and procedures adopted by the manager, the subadvisers and the fund will be able to identify or mitigate these conflicts of interest.

Some examples of material conflicts of interest include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. A portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those funds and accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. Such a portfolio manager may make general determinations across multiple funds, rather than tailoring a unique approach for each fund. The effects of this conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities; Aggregation of Orders. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit the fund’s ability to take full advantage of the investment opportunity. Additionally, a subadviser may aggregate transaction orders for multiple accounts for purpose of execution. Such aggregation may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts. In addition, a subadviser’s trade allocation policies may result in the fund’s orders not being fully executed or being delayed in execution.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts. For example, a portfolio manager may determine that it would be in the interest of another account to sell a security that the fund holds long, potentially resulting in a decrease in the market value of the security held by the fund.

Cross Trades. Portfolio managers may manage funds that engage in cross trades, where one of the manager’s funds or accounts sells a particular security to another fund or account managed by the same manager. Cross trades may pose conflicts of interest because of, for example, the possibility that one account sells a security to another account at a higher price than an independent third party would pay or otherwise enters into a transaction that it would not enter into with an independent party, such as the sale of a difficult-to-obtain security.

Selection of Broker/Dealers. Portfolio managers may select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide subadvisers with brokerage and research services, These services may be taken into account in the selection of brokers and dealers whether a broker is being selected to effect a trade on an agency basis for a commission or (as is normally the case for the funds) whether a dealer is being selected to effect a trade on a principal basis. This may result in the payment of higher brokerage fees and/or execution at a less favorable price than might have otherwise been available. The services obtained may ultimately be more beneficial to certain of the manager’s funds or accounts than to others (but not necessarily to the funds that pay the increased commission or incur the less favorable execution). A decision as to the selection of brokers and dealers could therefore yield disproportionate costs and benefits among the funds and/or accounts managed.

Variation in Financial and Other Benefits. A conflict of interest arises where the financial or other benefits available to a portfolio manager differ among the funds and/or accounts that he or she manages. If the amount or structure of the investment manager’s management fee and/or a portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager. A portfolio manager may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such funds and/or accounts. Also, a portfolio manager’s or the manager’s or a subadviser’s desire to increase assets under management could influence the portfolio manager to keep a fund open for new investors without regard to potential benefits of closing the fund to new investors. Additionally, the portfolio manager might be motivated to favor funds and/or accounts in which he or she has an ownership interest or in which the investment manager and/or its affiliates have ownership interests. Conversely, if a portfolio manager does not personally hold an investment in the fund, the portfolio manager’s conflicts of interest with respect to the fund may be more acute.

Related Business Opportunities. The investment manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.

(a)(4): Portfolio Manager Securities Ownership

The table below identifies the dollar range of securities beneficially owned by each portfolio managers as of May 31, 2011.

Portfolio Manager(s)	Dollar Range of Portfolio Securities Beneficially Owned
Stephen A. Walsh	A
Keith J. Gardner	A
Michael C. Buchanan	A
Michael C. Duda	A

Dollar Range ownership is as follows:
A: none
B: $1 - $10,000
C: 10,001 - $50,000
D: $50,001 - $100,000
E: $100,001 - $500,000
F: $500,001 - $1 million
G: over $1 million

ITEM 9.                  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10.                SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11.                CONTROLS AND PROCEDURES.

(a)           The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)           There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.                EXHIBITS.

(a) (1)     Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2)    Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b)  Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Emerging Markets Fund Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset Emerging Markets Income Fund Inc.

Date:	July 25, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset Emerging Markets Income Fund Inc.

Date:	July 25, 2011

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Western Asset Emerging Markets Income Fund Inc.

Date:	July 25, 2011